EXHIBIT 10.28(b)

Supplemental Agreement No. 2

to

Purchase Agreement No. 2333

between

The Boeing Company

and

Continental Airlines, Inc.

Relating to Boeing Model 757-300 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of November
4, 2003, by and between THE BOEING COMPANY(Boeing) and Continental Airlines, Inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2333 dated December 29, 2000, (the Purchase Agreement) relating to Boeing Model 757-300 aircraft (Aircraft); and

WHEREAS, Boeing and Customer have mutually agreed to the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and

WHEREAS, Boeing and Customer have mutually agreed to the cancellation of all Option Aircraft; and

WHEREAS, Boeing and Customer have mutually agreed to concurrently amend the Purchase Agreement and Purchase Agreement Number 1951 to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

Table of Contents and Table 1:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the revised "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

1.2 Remove and replace, in its entirety, Table 1 entitled, "Purchase Agreement No. 2333 Aircraft Delivery, Description, Price and Advance Payments" with revised Table 1 attached hereto, to reflect the changes in the delivery schedule and the effects thereof.

Letter Agreements:

2.1 Letter Agreement 2333-04R1, "Option Aircraft" is hereby deleted in its entirety.

2.2 Letter Agreement 6-1162-CHL-195, "Restructure Agreement for Model 737NG and 757-300 Aircraft" which describes the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/ Charles H. Leach   By: Gerald Laderman

Its: Attorney-In-Fact   Its: Senior Vice President - Finance

and Treasurer

PURCHASE AGREEMENT NUMBER 2333

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 757-324 Aircraft

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description

2. Delivery Schedule

3. Price

4. Payment

5. Miscellaneous

TABLE

1. Aircraft Delivery, Description, Price and Advance Payments SA 2

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features SA 1

BFE1. Buyer Furnished Equipment Variables

CS1. Customer Support Variables

EE1. Engine Escalation and Engine Warranty SA 1

SLP1. Service Life Policy Components

LETTER AGREEMENTS Revised By:

2333-01 Not Used

2333-02 Installation of Cabin Systems Equipment SA 1

2333-03 Demonstration Flight Waiver

2333-05 Rolls-Royce Engine Price Adjustment

2333-06 Customer Directed Seller Purchased Equipment

and Seller Purchased Equipment

2333-07 Flight Crew Training Spare Parts Support

2333-08 Spares Initial Provisioning

CONFIDENTIAL LETTER AGREEMENTS

6-1162-JMG-0318R1 Aircraft Performance Guarantees SA 1

6-1162-JMG-0319 Promotional Support

6-1162-JMG-0320 Special Matters

6-1162-CHL-048 Rescheduled Aircraft Agreement SA 1

6-1162-CHL-195 Restructure Agreement for Model 737NG and SA 2

757-300 Aircraft

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 March 29, 2002

Supplemental Agreement No. 2 November 4, 2003

Table 1 to

Purchase Agreement No. 2333

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1 to

Purchase Agreement No. 2333

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CHL-195

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Restructure Agreement for Model 737NG and 757-300 Aircraft

Reference: Purchase Agreement Nos. 1951, 2061, 2211 and 2333 (the Purchase Agreement or the Purchase Agreements) between The Boeing Company (Boeing) and Continental Airlines, Inc. relating to Model 737-700, 737-800, 737-900 and 757-300 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreements. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreements.

1. Rescheduled Delivery and Substitution of Aircraft.

Customer has requested and Boeing has agreed to a further reschedule of the delivery dates for certain Aircraft and substitution of certain Aircraft (collectively referred to as the Restructured Aircraft hereinafter) as set forth in Attachment A and the Supplemental Agreements to the respective Purchase Agreements. Customer shall take delivery of each Restructured Aircraft in accordance with the terms of the respective Purchase Agreement and the revised delivery dates specified in Table 1 to the respective Purchase Agreement.

2. Rescheduled Model 737 Aircraft Charges.

Customer shall pay Boeing Thirteen Million Five Hundred Thousand Dollars ($13,500,000) in consideration of the costs for rescheduling the Model 737 Aircraft. Customer shall pay this amount in accordance with the following schedule:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. Advance Payment Matters.

4.1 Advance Payments Adjustments for Restructured Aircraft. Advance Payment Base Prices and advance payment schedules for the Restructured Aircraft will be adjusted to reflect the revised delivery schedule and use the latest escalation factors available to Boeing. Boeing will retain all advance payments received to date for these Restructured Aircraft and shall apply these retained advance payments to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

4.2 Option Deposit Allocation for Cancelled 757-300 Option Aircraft. Boeing will retain all Option Deposits received to date for the eleven (11) cancelled 757-300 Option Aircraft and shall apply these retained Option Deposits to Customer's advance payment requirements as mutually agreed to by Customer and Boeing.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. Right of First Refusal for Additional Aircraft Requirements.

In recognition of the significant financial impact to Boeing resulting from rescheduling and substitution of these Restructured Aircraft, Customer hereby agrees to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The foregoing right of first refusal shall not be construed to apply to the following aircraft or transactions:

    aircraft acquired by Customer through a merger with or acquisition of a certified air carrier (or all or substantially all of such air carrier's assets so long as a material portion of the assets being acquired consist of assets other than aircraft) operating such aircraft at the time of merger or acquisition, or having firm purchase agreements for the acquisition thereof; or
    the renegotiation by Customer of aircraft leases with unexpired lease terms whereby Customer chooses to replace older leased aircraft with newer leased aircraft provided by one or more third parties or to reduce the number of leased aircraft in Customer's fleet, so long as after giving effect to such transactions, there is no material net increase in the lease term or the number of leased aircraft in Customer's fleet or a resulting adverse impact on Customer's acquisition of the Restructured Aircraft; or
    aircraft currently leased by the Customer or any of its subsidiaries (including any extensions of the lease term or purchase of such aircraft).

8. BFE/SPE and Vendor Charges.

Customer shall be solely responsible for payment of any BFE/SPE or vendor price changes resulting from the substitution and rescheduling of these Restructured Aircraft.

9. Option Aircraft.

9.1 Customer's Model 737 Option Aircraft delivery positions are hereby revised in accordance with the schedule in Attachment B to this Letter Agreement to accommodate Customer's request and changes to Boeing's production schedules necessitated by the rescheduling of the Restructured Aircraft.

9.2 Boeing and Customer hereby agree to substitute twelve (12) Model 737-900 Option Aircraft for two (2) Model 777-200ER Option Aircraft and two (2) Model 767-200ER Option Aircraft as specified in Attachment B. Option Deposits on the Model 777-200ER and Model 767-200ER Option Aircraft totaling One Million Two Hundred Thousand Dollars ($1,200,000) will be applied to the Model 737-900 Option Aircraft at One Hundred Thousand Dollars ($100,000) per Aircraft.

10. Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement and the attachments hereto as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations; provided that the Customer may disclose this Letter Agreement to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the purpose of obtaining its consent (if any such consent is required) under the Credit Agreement dated as of January 12, 2001.

Very truly yours,

THE BOEING COMPANY

By   /s/ Charles H. Leach

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 4, 2003

Continental airlines, inc.

By    /s/ Gerald Laderman

Its Senior Vice President - Finance and Treasurer

RESCHEDULED AIRCRAFT

Model 737-724 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	31664	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	31637
3	32827
4	31638
5	32826
6	31639
7	31665
8	33456
9	31666
10	33457
11	32828
12	33459
13	33458
14	33460
15	32829

Model 737-824 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	33453	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	34000
3	34001
4	34002
5	34003
6	34004
7	34005
8	31602
9	33461
10	32834
11	31603
12	31604
13	32832
14	31605
15	31633
16	32833
17	32835
18	32836
19	33527
20	33528
21	33529
22	33530
23	33531
24	33532
25	33533
26	33534
27	33535
28	33536
29	33537

Model 737-924 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	30130	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	30131
3	30132

Model 757-324 Aircraft

	Manufacturer's Serial No.	Original Schedule Month	Revised Schedule Month
1	32815	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2	32816
3	32817
4	32818
5	32819
6	32820
7	32821
8	32822
9	32823
10	32824

Notes:

Pursuant to Customer's request, six (6) 737-824 Aircraft were added as substitutions for six (6) 757-324 Aircraft.

OPTION AIRCRAFT

Model 737-724 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 737-824 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1
2	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35

Model 737-924 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24

Model 757-324 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2
3
4
5
6
7
8
9
10
11

Model 767-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Model 777-224 Option Aircraft
	Original Delivery Date	Revised Delivery Date	Revised Option Exercise Date
1	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2

Notes:

Pursuant to Customer's request, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].